UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 21, 2021

WATERSIDE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	811-8387	54-1694665
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 Peachtree Pkwy, Suite 4245

Cumming, GA 30041

(Address of Principal Executive Offices)

678-341-5898

Registrant’s telephone number, including area code

140 West 31st Street, 2nd Floor

New York, NY 10001 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On October 21, 2021, Waterside Capital Corporation (the “Company”) mailed to stockholders a notice (the “Notice”) that a special meeting of the Company’s stockholders (the “Special Meeting”) will be held at 9:00 a.m., local time, on November 15, 2021. The Special Meeting will be held at the Hampton Inn Business Center, 450 Jesse Jewell Pkwy SW, Gainesville, GA 30501.

As described in the Notice, at the Special Meeting, stockholders will be asked to vote on a Plan of Conversion (the “Plan of Conversion”) of the Company, pursuant to which the Company will convert from a Virginia corporation to a Nevada corporation (the “Conversion”). The presence in person at the Special Meeting of stockholders holding more than two-thirds of the votes entitled to be cast on the Plan of Conversion is required in order for a quorum to be at the Special Meeting, and approval of the Plan of Conversion requires the approval of each class or series of shares voting as a separate voting group at a meeting at which a quorum of the voting group exists consisting of more than two-thirds of the votes entitled to be cast on the plan by that voting group. The Company currently has only one class stock outstanding (the common stock), and Ryan Schadel, the Company’s Chief Executive Officer and Secretary, currently holds 69.7% of the issued and outstanding common stock. Mr. Schadel is expected to vote his shares “FOR” the approval of the Conversion and the Plan of Conversion. Therefore, if Mr. Schadel is present at the Special Meeting, which the Company expects will be the case, a quorum will be present and the Conversion and the Plan of Conversion will be approved.

The foregoing description of the Notice does not purport to be complete and is qualified in its entirety by reference to the Notice, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Notice of Special Meeting of Stockholders.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waterside Capital Corporation

Date: October 26, 2021	By:	/s/ Ryan Schadel
Ryan Schadel
Chief Executive Officer